Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalents

	December 31, 2020	December 31, 2019

Short-term bank deposits	415,388	470,073
Short-term investment	1,224,678	933,882
	1,640,065	1,403,955
Cash and cash equivalents are held for the purpose of meeting short-term cash needs and include cash on hand, deposits with banks and other short-term highly liquid investments with original maturities of three-month or less, and with immaterial risk of change in value. Short-term investments consist mainly of investments in Brazilian Treasury Bonds (“LFTs”) with an average return of 100% of the Basic Interest Rate (SELIC, currently at 2.0% per year and 4.5% in December 2019)